UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 15, 2017, Mitel Network Corporation (the “Corporation”) held its annual meeting of shareholders (the “Meeting”). At the Meeting, the Corporation’s shareholders voted, among other things, to approve the Corporation’s 2017 Omnibus Incentive Plan (the “Plan”).

The description of the material terms of the Plan included in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 21, 2017 for the Meeting, as supplemented by the definitive additional materials filed with the Commission on May 4, 2017 (collectively, the “Proxy Statement”), is incorporated by reference in this Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan which is filed as Exhibit 10.1 hereto and is also incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

As previously disclosed in a Current Report on Form 8-K filed on December 22, 2017, on December 16, 2016, the Board of Directors of the Corporation approved and adopted an amendment to By-law No. 1A of the Corporation (the “By-laws”), effective as of December 22, 2017, to increase the number of shares necessary to constitute a quorum at any meeting of the Corporation’s shareholders from 25% to 33 1/3%. The By-laws were amended in order to comply with corporate governance requirements of the Nasdaq Stock Exchange (“NASDAQ”) that applied to the Corporation commencing on January 1, 2017, as the Corporation was no longer eligible to rely upon NASDAQ foreign private issuer corporate governance exemptions thereafter.

At the Meeting, the Corporation’s shareholders voted, among other things, to confirm the amendment to the By-Laws. A copy of the By-Laws as amended is filed as Exhibit 3.1 to the Corporation’s Current Report on Form 8-K filed on December 22, 2017 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of the March 21, 2017 record date for the determination of the shareholders entitled to notice of and to vote at the Meeting, 122,788,211 of the Corporation’s common shares were outstanding and eligible to vote. A total of 98,574,440 shares were voted in person or by proxy at the Meeting. The results of the matters voted on by shareholders at the Meeting are set forth below. Unless otherwise indicated, the vote for each motion was taken by a show of hands and the number of votes disclosed reflects only those proxies received by management in advance of the Meeting.

Annual Resolution No. 1:

Number of Directors. The number of directors was set at eight.

Number of Common Shares				Percentage of Votes Cast
Voted For	Voted Against	Abstained from Voting	Broker Non-Votes	Voted For	Voted Against	Abstained from Voting
97,563,080	836,618	145,471	0	99%	0.85%	0.15%

Election of Directors – Elected. Each of the directors listed as nominees in the Proxy Statement were elected directors of the Corporation until the next annual meeting.

	Number of Common Shares			Percentage of Votes Cast
	Voted For[1]	Withheld from Voting	Broker Non-Votes	Voted For	Withheld from Voting
Dr. Terence H. Matthews	78,346,956	9,248,866	10,949,347	89.44%	10.56%
Richard D. McBee	86,275,146	1,320,676	10,949,347	98.49%	1.51%
Benjamin H. Ball	81,814,247	5,781,575	10,949,347	93.40%	6.60%
Peter D. Charbonneau	82,912,202	4,683,620	10,949,347	94.65%	5.35%
John P. McHugh	85,354,364	2,241,458	10,949,347	97.44%	2.56%
Sudhakar Ramakrishna	87,213,888	381,934	10,949,347	99.56%	0.44%
David M. Williams	85,398,241	2,197,581	10,949,347	97.49%	2.51%
Martha H. Bejar	87,253,373	342,449	10,949,347	99.61%	0.39%

Annual Resolution No. 2: Appointment of Auditors – Passed. Deloitte LLP was appointed auditor of the Corporation.

Number of Common Shares			Percentage of Votes Cast
Voted For	Withheld from Voting	Broker Non-Votes	Voted For	Withheld from Voting
93,664,095	4,881,072	2	95.05%	4.95%

Annual Resolution No. 3: Advisory Vote for Executive Compensation – Passed. An advisory (non-binding) resolution to approve executive compensation was passed.

Number of Common Shares				Percentage of Votes Cast
Voted For	Voted Against	Abstained from Voting	Broker Non-Votes	Voted For	Voted Against	Abstained from Voting
61,940,067	25,537,076	118,679	10,949,347	70.71%	29.15%	0.14%

Resolution No. 4: Advisory Vote on Frequency of “Say-on-Pay” Votes – 1 Year. Shareholders determined that the preferred frequency of an advisory vote on the executive compensation of the Corporation’s NEOs as set forth in the Proxy Statement will be every one year.

Number of Common Shares					Percentage of Votes Cast
Voted For 1 Year	Voted For 2 Years	Voted For 3 Years	Abstained from Voting	Broker Non-Votes	Voted For 1 Year	Voted For 2 Years	Voted For 3 Years	Abstained from Voting
85,509,445	30,235	1,946,826	109,316	10,949,347	97.62%	0.03%	2.22%	0.12%

Ordinary Resolution No. 1: 2017 Omnibus Incentive Plan – Passed. A resolution to approve the Plan, as more particularly described in the Proxy Statement, was passed by a ballot vote. The number of votes disclosed reflects those proxies received by management in advance of the Meeting and votes cast by ballot at the meeting.

Number of Common Shares				Percentage of Votes Cast
Voted For	Voted Against	Abstained from Voting	Broker Non-Votes	Voted For	Voted Against	Abstained from Voting
75,590,498	11,990,290	44,305	10,949,347	86.27%	13.68%	0.05%

By-Law Ratification Resolution – Passed. A resolution to confirm the amendment to the By-Laws of the Corporation, as approved and adopted by the Board on December 16, 2016, to increase the quorum requirement of any meeting of the Corporation’s shareholders from 25% to 33 1/3%, was passed.

Number of Common Shares				Percentage of Votes Cast
Voted For	Voted Against	Abstained from Voting	Broker Non-Votes	Voted For	Voted Against	Abstained from Voting
83,195,360	4,293,352	107,110	10,949,347	94.98%	4.90%	0.12%

Item 7.01. Regulation FD Disclosure.

A copy of our press release dated May 17, 2017 relating to the Meeting is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

3.1	By-laws of the Corporation, as amended and restated on December 16, 2016 (incorporated by reference to the Corporation’s Current Report on Form 8-K filed on December 22, 2017 (File No. 001-34699)

10.1	2017 Omnibus Incentive Plan

99.1	Report of Voting Results related to the Corporation’s Annual Meeting of Shareholders held on May 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock

Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary

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